UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 27, 2006
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The Compensation Committee of the Board of Directors (the “Board of Directors”) of Noble Corporation (the “Company”) recommended, and the full Board of Directors approved, increases in compensation payable to non-employee members of the Board of Directors, effective as of the meetings of the Board of Directors and Board Committees held on July 27 and July 28, 2006. The increases in compensation are as follows:
•	the annual fee payable to the Chair of the Audit Committee was increased to $15,000 from $12,000;

•	the Audit Committee meeting fee was increased to $2,500 per meeting from $2,000 per meeting; and

•	the annual fee payable to the Chair of the Compensation Committee was increased to $12,500 from $10,000.
Each of the foregoing annual fees is paid in four quarterly pro-rata installments. A summary of the compensation arrangements of the Company’s non-employee directors reflecting these changes is attached as Exhibit 10.1 to this Current Report on Form 8-K.
     The Compensation Committee of the Board of Directors, from time to time, reviews the compensation of the Company’s directors in determining the appropriate level of compensation for the Company’s directors.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) Election of Directors.
     On July 28, 2006, the Board of Directors increased the size of the Board of Directors to ten members and elected Mark A. Jackson as a member of the Board of Directors. Mr. Jackson is serving in the class of directors who will stand for re-election to a three-year term at the 2009 annual general meeting of members of the Company. Mr. Jackson is the President and Chief Operating Officer of the Company. In addition, as previously reported, Mr. Jackson has been serving since March 17, 2006 in the position of acting Chief Financial Officer of the Company on an interim basis pending the Company’s appointment of a Chief Financial Officer. Mr. Jackson will not serve as a member of the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee or Finance Committee of the Board of Directors.
     There is no arrangement or understanding between Mr. Jackson and any other person pursuant to which Mr. Jackson was elected as a director of the Company. There are no transactions in which Mr. Jackson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
     On August 1, 2006, the Company issued a press release announcing the election of Mark A. Jackson to the Board of Directors. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and will be published in the “Newsroom” area on the Company’s web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Summary of Noble Corporation Directors’ Compensation.
99.1	—	Noble Corporation Press Release issued August 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: August 1, 2006	By:	/s/ MARK A. JACKSON

Mark A. Jackson, President and Chief Operating Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Summary of Noble Corporation Directors’ Compensation.
99.1	—	Noble Corporation Press Release issued August 1, 2006.

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